                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                 Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               I-Flow Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                               I-FLOW CORPORATION
                                2532 WHITE ROAD
                            IRVINE, CALIFORNIA 92614

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

To the Shareholders of I-Flow Corporation:

     The Annual Meeting of Shareholders of I-Flow Corporation (the "Company") will be held at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California, on Wednesday, May 14, 1997 at 9:30 a.m., Pacific Time, for the following purposes:

     1. To elect eight directors to serve for the coming year and until their successors are elected and qualified. Management has nominated for director the eight persons specified in the accompanying Proxy Statement.

     2. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The close of business on March 28, 1997 has been fixed as the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

     Your attention is directed to the accompanying Proxy Statement. To constitute a quorum for the conduct of business at the Annual Meeting, it is necessary that holders of a majority of all outstanding shares of Common Stock be present in person or be represented by proxy. To assure representation at the Annual Meeting, you are urged to date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                          By Order of the Board of Directors

                                          Donald M. Earhart
                                          Chief Executive Officer

Irvine, California
Dated: April 1, 1997

                               I-FLOW CORPORATION
                                2532 WHITE ROAD
                            IRVINE, CALIFORNIA 92614

                            ------------------------

                                PROXY STATEMENT

     Your proxy is solicited by the Board of Directors of I-Flow Corporation (the "Company") for use at the Annual Meeting of Shareholders on Wednesday, May 14, 1997, or at any adjournment or postponement thereof, for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying form of proxy will be first mailed to shareholders on or about April 1, 1997. The Company's principal address is 2532 White Road, Irvine, CA 92614.

     The Company will bear the cost of solicitation of proxies. Proxies may be solicited in person or by telephone, facsimile, telegraph or cable by personnel of the Company who will not receive any additional compensation for such solicitation. In addition, the Company will request brokers or other persons holding stock in their names or in the names of their nominees to forward proxies and proxy material to the beneficial owners of such stock and will reimburse them for expenses incurred in so doing.

                                     VOTING

     Only shareholders of record at the close of business on March 28, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, the Company had 12,079,505 shares of common stock (the "Common Stock") and 656,250 shares of Series B Preferred Stock (the "Preferred Stock") outstanding. The Preferred Stock is convertible into 700,000 shares of Common Stock. Shares of Common Stock and the Common Stock equivalent shares of Preferred Stock (the "Voting Shares") each have one vote per share, except that shareholders may have cumulative voting rights with respect to the election of directors, and vote together as a class on the matters referred to in the accompanying Notice of Annual Meeting of Shareholders. A majority of the Voting Shares outstanding on the Record Date and entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted for purposes of determining the outcome of any vote, although they will have the same effect as a negative vote.

     In voting for directors, each shareholder has the right to cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which his shares are entitled, or to distribute his total votes on the same principle among as many candidates as he desires, and the eight candidates receiving the highest number of votes will be elected. In order for one or all shareholders to be entitled to cumulate votes, one shareholder must give notice prior to the voting of his intention to cumulate his votes. In the event that any person other than the nominees named herein should be nominated for election as a director, the proxy holders may, in the exercise of their best judgment, vote the proxies they receive cumulatively to elect as directors as many of the nominees named herein as the votes represented by the proxies held by them are entitled to elect.

     Each proxy will be voted FOR the election of the eight director nominees named herein, unless the shareholder otherwise directs in the shareholder's proxy. Where the shareholder has appropriately directed how the proxy is to be voted, it will be voted according to the shareholder's direction. Any shareholder has the power to revoke the shareholder's proxy at any time before it is voted at the Annual Meeting by submitting a written notice of revocation to the Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the shareholder who executed it is present at the Annual Meeting and elects to vote the shares represented thereby in person.

                           PRINCIPAL SHAREHOLDERS AND
                         STOCK OWNERSHIP OF MANAGEMENT

     The table below sets forth information regarding the beneficial ownership of the outstanding Voting Shares as of February 28, 1997, of (i) each of the Company's directors and nominees and each of the executive officers named in the summary compensation table found elsewhere in the Proxy Statement, (ii) each person known by the Company to be the beneficial owner of more than five percent of I-Flow Corporation outstanding Common Stock or Preferred Stock and (iii) all of the Company's directors and executive officers as a group. Unless otherwise indicated, and except for voting and investment powers held jointly with a person's spouse, the Company believes that the beneficial owner has sole voting and investment power over such shares. As of February 28, 1997 there were 12,778,429 Voting Shares outstanding.

                                                           NUMBER OF            PERCENTAGE OF
                                                         VOTING SHARES          VOTING SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                   BENEFICIALLY OWNED     BENEFICIALLY OWNED
-----------------------------------------------------  ------------------     ------------------
Proactive Partners(1)................................       1,425,925(2)             10.65%
  50 Osgood Place,
  San Francisco, CA 94133
Donald M. Earhart....................................       1,284,844(3)              9.18%
  10 Delphinus
  Irvine, CA 92715
Charles C. McGettigan................................         944,782(4)              7.18%
  50 Osgood Place
  San Francisco, CA 94133
Henry T. Tai, Ph.D., M.D.............................         474,567(5)              3.71%
  P.O. Box 335
  Pacific Palisades, CA 90272
Joel S. Kanter.......................................         393,412(6)              3.07%
  Windy City, Inc.
  8000 Towers Crescent Dr., Suite 1070
  Vienna, VA 22182
John H. Abeles, M.D..................................         357,019(7)              2.79%
  2365 N.W. 41st Street
  Boca Raton, FL 33431
James J. Dal Porto...................................         146,930(8)              1.14%
  20 Edgewood
  Coto de Caza, CA 92679
Gayle L. Arnold......................................          34,778(9)                 *
  19842 Edgewood
  Huntington Beach, CA 92646
Jack H. Halperin.....................................          29,950(10)                *
  361 Silver Court
  Woodmere, NY 11598
Erik H. Loudon.......................................          28,500(11)                *
  22 Hans Place
  London SW1X 0EP, England
All Directors and Executive Officers as a group (9
  Persons)...........................................       3,694,782(12)            25.13%

---------------
* Less than 1%

 (1) "Proactive Partners" consists of three San Francisco based merchant banking funds, Proactive Partners L.P., Lagunitas Partners, L.P., and Fremont Proactive Partners, L.P. Charles C. McGettigan, a director of I-Flow, is a general partner of Proactive Partners, L.P. and Fremont Proactive Partners, L.P.; an affiliate of Mr. McGettigan is a general partner of Lagunitas Partners, L.P.

 (2) Includes (i) 118,893 shares of the Company's Common Stock held by "Proactive Partners", (ii) 656,250 shares of Series B Preferred Stock held by "Proactive Partners" which is convertible at any time to 700,000 shares of the Company's Common Stock, and (iii) 607,032 shares of Common Stock issuable upon exercise of warrants held by "Proactive Partners". 81,149 shares of Common Stock, 447,917 shares of Series B Preferred Stock which is convertible at any time to 477,780 shares of Common Stock and 355,938 shares of Common Stock issuable upon exercise of warrants owned by Proactive Partners, L.P. and Fremont Proactive Partners, L.P. are also included below in the beneficial ownership of Charles C. McGettigan.

 (3) Includes (i) 54,300 shares of Common Stock held of record by Mr. Earhart,
     (ii) 9,591 shares of Common Stock held of record by Mr. Earhart's immediate family, and (iii) 1,220,953 shares of Common Stock issuable upon the exercise of stock options held by Mr. Earhart. Does not include 40,249 shares issuable upon exercise of options granted to Mr. Earhart, but not exercisable within 60 days.

 (4) Includes (i) 81,149 shares of Common Stock held by Proactive Partners, L.P. and Fremont Proactive Partners, L.P., (ii) 447,917 shares of Series B Preferred Stock which is convertible at any time to 477,780 shares of Common Stock and 355,938 shares of Common Stock issuable upon exercise of warrants held by Proactive Partners, L.P. and Fremont Proactive Partners, L.P., two funds in which Mr. McGettigan is a general partner and which are also included above in the beneficial ownership of "Proactive Partners", and (iii) 29,915 shares of Common Stock issuable upon exercise of stock options held by Mr. McGettigan. Does not include 7,500 shares issuable upon exercise of stock options granted to Mr. McGettigan, but not exercisable within 60 days.

 (5) Includes (i) 444,367 shares of Common Stock held of record by Dr. Tai, and
     (ii) 30,200 shares of Common Stock issuable upon exercise of stock options held by Dr. Tai. Does not include 7,500 shares issuable upon exercise of stock options granted to Dr. Tai, but not exercisable within 60 days. The shares and options listed include shares held by: (i) Henry T. Tai, M.D., Pension Plan, of which Dr. Tai is beneficiary; (ii) Dr. Tai's wholly owned corporation, Henry T. Tai, M.D., Inc., and (iii) Dr. Tai individually. Dr. Tai has sole voting and dispositive power with respect to all shares.

 (6) Includes (i) 300,000 shares of Common Stock held of record by Walnut Capital Corporation, a corporation having Mr. Kanter as its President, (ii) 63,862 shares of Common Stock held of record by Windy City, Inc., a corporation having Mr. Kanter as its President, (iii) 1,050 shares of Common Stock held of record by Mr. Kanter's immediate family, and (iv) 28,500 shares of Common Stock issuable upon exercise of options held by Windy City, Inc. Does not include 7,500 shares issuable upon exercise of stock options granted to Windy City, Inc., but not exercisable within 60 days. Mr. Kanter does not own any of the voting securities of Windy City, Inc. or Walnut Capital Corporation.

 (7) Includes (i) 327,819 shares of Common Stock held of record by Northlea Partners Ltd., a limited partnership, of which Dr. Abeles is the general partner (as to which Dr. Abeles disclaims beneficial ownership except to the extent of his pecuniary interest), and (ii) 29,200 shares of Common Stock issuable upon exercise of stock options held by Northlea Partners, Ltd. Does not include 7,500 shares issuable upon exercise of options granted to Northlea Partners, Ltd., but not exercisable within 60 days.

 (8) Includes (i) 11,000 shares of Common Stock held of record by Mr. Dal Porto, and (ii) 135,930 shares of Common Stock issuable upon exercise of stock options held by Mr. Dal Porto. Does not include 208,196 shares issuable upon exercise of stock options granted to Mr. Dal Porto, but not exercisable within 60 days.

 (9) Includes 34,778 shares of Common Stock issuable upon exercise of stock options held by Ms. Arnold. Does not include 65,991 shares issuable upon exercise of stock options granted to Ms. Arnold, but not exercisable within 60 days.

(10) Includes (i) 1,450 shares of Common Stock held of record by Mr. Halperin, and (ii) 28,500 shares of Common Stock issuable upon exercise of stock options held by Mr. Halperin. Does not include 7,500 shares issuable upon exercise of stock options granted to Mr. Halperin, but not exercisable within 60 days.

(11) Includes 28,500 shares of Common Stock issuable upon exercise of stock options held by Mr. Loudon. Does not include 7,500 shares issuable upon exercise of stock options granted to Mr. Loudon, but not exercisable within 60 days.

(12) Includes (i) 81,149 shares of Common Stock, 447,917 shares of Series B Preferred Stock, convertible into 477,780 shares of Common Stock, and 355,938 shares of Common Stock issuable upon exercise of warrants held by Proactive Partners, L.P. and Fremont Proactive Partners, L.P., two funds in which Mr. McGettigan is a general partner and which are also included above in the beneficial ownership of "Proactive Partners" and Mr. McGettigan and
     (ii) 300,000 shares of Common Stock held by Walnut Capital which are also included above in the beneficial ownership of Mr. Kanter. Does not include 359,436 shares of Common Stock issuable upon exercise of stock options held by certain officers and directors, which are not exercisable within 60 days.

                                   PROPOSAL NO. 1

                                ELECTION OF DIRECTORS

     The directors to be elected at the Annual Meeting are to serve a term expiring at the Annual Meeting in 1998 and until their successors have been elected and qualified. The number of authorized members of the Company's Board of Directors is currently eight. Unless the vote is withheld by the shareholder, proxies will be voted for the election of the nominees listed below. If any nominee should become unavailable for election, the proxies will be voted for the election of a substitute nominee selected by the Board of Directors. It is not expected, however, that any nominee will be unavailable for election. Nominees receiving the greatest number of votes at the Annual Meeting up to the number of authorized directors will be elected.

     The following persons will be nominated at the Annual Meeting to serve as a director of the Company:

                                                                                   DIRECTOR
             NAME                  PRINCIPAL OCCUPATION OR EMPLOYMENT      AGE       SINCE
------------------------------  -----------------------------------------  ---   -------------
John H. Abeles, M.D...........  President of MedVest, Inc., a consulting   52        1985
                                and venture capital firm in the medical
                                products industry; currently serves on
                                the Board sof Directors of AccuMed
                                International, Inc., Dusa
                                Pharmaceuticals, Inc., Healthcare
                                Acquisition Corporation and Oryx
                                Technology, Inc.
Henry T. Tai, Ph.D., M.D......  Founder of the Company; practicing         52        1990
                                oncology and hematology specialist, and           (Formerly a
                                academic appointee at the University of          director from
                                Southern California Medical School;              1985 to 1988)
                                currently Secretary of the Company.
Donald M. Earhart.............  Chairman of the Board (since March 1991),  53        1990
                                Chief Executive Officer (since July
                                1990), and President of the Company
                                (since June 1990); President of Optical
                                Division of Allergan, Inc. from 1986 to
                                1990; currently serves on the Boards of
                                Directors of Abacus Investments, Ltd. and
                                Oncometrics Imaging Corp.

                                                                                   DIRECTOR
             NAME                  PRINCIPAL OCCUPATION OR EMPLOYMENT      AGE       SINCE
------------------------------  -----------------------------------------  ---   -------------
Jack H. Halperin, Esq.........  Corporate and securities attorney who has  50        1991
                                been in private practice since 1988;
                                member of Bresler and Bab, a New York law
                                firm from 1987 to 1988; member of
                                Solinger, Grosz & Goldwasser, P.C. from
                                1981 to 1987; currently serves on the
                                Boards of Directors of AccuMed
                                International, Inc., Memry Corporation
                                and Xytronics, Inc.
Joel S. Kanter................  President of Windy City, Inc., an          40        1991
                                investment management firm; President of
                                Walnut Financial Services, Inc., a
                                diversified financial services and
                                consulting company; former Managing
                                Director of Investor's Washington
                                Service, a Washington D.C. based service
                                that provides information for
                                corporations and institutional money
                                managers; currently serves on the Boards
                                of Directors of GranCare, Inc.,
                                Healthcare Acquisition Corporation,
                                Medcross, Inc., Osteoimplant
                                Technologies, Inc., Vitalink Pharmacy
                                Services, Inc. and Walnut Financial
                                Services, Inc.
Erik H. Loudon................  Managing Director of EHL Investment        58        1991
                                Services Limited in the Channel Islands;
                                Director of Sarasin Investment
                                Management, Ltd. in London from 1985 to
                                1989; currently serves on the Boards of
                                Directors of Emerge Capital Luxembourg,
                                Leaf Asset Management Luxembourg, and
                                Fotolabo S.A. Switzerland.
Charles C. McGettigan.........  General partner since 1991 of Proactive    52        1992
                                Partners, L.P., a merchant banking fund;
                                co-founder in 1988 of McGettigan, Wick &
                                Co., Inc., an investment banking firm;
                                Principal, Corporate Finance, of
                                Hambrecht & Quist, Inc. from 1984 to
                                1988; currently serves on the Boards of
                                Directors of Digital Dictation, Inc.,
                                Modtech, Inc., NDE Environmental, Inc.,
                                Onsite Energy, Inc., PMR Corporation,
                                Phoenix Network, Inc., Sonex Research,
                                Inc. and Wray-Tech Instruments, Inc.
James J. Dal Porto............  Joined the Company in October 1989 as      44        1996
                                Controller. Promoted to Treasurer in
                                October 1990, to Vice President of
                                Finance and Administration in March 1991,
                                to Executive Vice President, Chief
                                Financial Officer in March 1993 and to
                                Chief Operating Officer in February 1994.

BOARD COMMITTEES & MEETINGS

     The Board of Directors held a total of 10 meetings during the year ended December 31, 1996.

     The Board of Directors has an Audit Committee with Joel Kanter, Jack Halperin and John Abeles as its members. The Audit Committee reviews with management and the Company's independent public accountants such matters as the Company's internal accounting controls and procedures, the plan and results of the audit engagement and suggestions of the accountants for improvements in accounting procedures. It considers the type and scope of services, both of an audit and a non-audit character, to be performed by the independent public accountants and reviews the respective costs related to the performance of such services. During each Committee meeting, members of the Committee and representatives of the accountants have an opportunity for discussions outside the presence of management, if desired. There were two Audit Committee meetings during the year ended December 31, 1996.

     The Board of Directors has a Compensation Committee with Henry Tai, Eric Loudon and Charles McGettigan as its members. The purpose of the Compensation Committee is to set policy concerning Board compensation, to grant options under the Stock Option Plans and to review compensation issues concerning officers and key employees of the Company. There were two Compensation Committee meetings during the year ended December 31, 1996.

     The Company does not have a nominating committee.

BOARD COMPENSATION

     Outside members of the Board of Directors are compensated by the Company for meetings attended and all directors are reimbursed for their travel expenses. In calendar year 1996, Messrs. Abeles, Tai, Kanter, Halperin, McGettigan and Loudon were considered to be outside members of the Board of Directors. The cash compensation for the outside directors in calendar year 1996 was $500 per meeting for telephonic attendance and $750 per meeting for in-person meeting attendance. In addition, outside directors receive stock options described below. The total amount of director's fees paid by the Company in calendar year 1996 was $35,000.

     The Company has a Non-Employee Director Stock Option Plan, which was approved by the shareholders at the Annual Shareholders meeting on May 4, 1992 (and amended at the Annual Shareholders meeting on May 11, 1995). Under the terms of this plan (as amended), effective on the first business day of each calendar year, commencing January 2, 1992, each outside director then serving is automatically granted options, expiring five years from the date of grant, to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to the market price of the Company's Common Stock on the date of grant. These options vest on a quarterly basis throughout the calendar year. New non-employee directors joining the Board after the first business day of the calendar year receive options to purchase a pro rated portion of the 10,000 shares. As of December 31, 1996, 165,715 of these options, with exercise prices ranging from $1.63 to $5.38, were outstanding and exercisable. On January 2, 1997, options to purchase an additional 60,000 shares at exercise prices of $5.44, were issued under the plan. The options expire at the earlier of five years from the date of grant or two years after termination of the option holder's status as a director.

                             EXECUTIVE COMPENSATION

     The following table sets forth the aggregate compensation for services rendered in all capacities during the fiscal years ended December 31, 1996, 1995 and 1994 of the present Chief Executive Officer and all other executive officers whose salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                           ANNUAL COMPENSATION              AWARDS
                                                    ----------------------------------   ------------
                                                                              ($)         SECURITIES
                                                                 ($)      OTHER ANNUAL    UNDERLYING
                                                      ($)       BONUS     COMPENSATION     OPTIONS
        NAME AND PRINCIPAL POSITION          YEAR    SALARY      (A)          (B)            (#)
-------------------------------------------  ----   --------   --------   ------------   ------------
Donald M. Earhart(c).......................  1996   $200,000   $125,000     $  7,212        225,000
  President & Chief Executive Officer        1995    200,000     80,000        6,827        150,000
                                             1994    200,000     40,000        9,330        254,000

James J. Dal Porto(c)......................  1996    115,320     85,000        4,435        110,000
  Executive Vice President, COO              1995    115,320     35,000        7,540         50,000
                                             1994    104,830     20,000       12,600         73,000

Gayle L. Arnold............................  1996     92,000     23,000           --         30,000
  Vice President, Finance

---------------
(a) Bonuses awarded for each year were paid in February of the following year. The 1996 bonus for Mr. Earhart included $40,000 in cash and $85,000 in deferred compensation to be paid by the Company only upon the exercise of stock options to purchase 19,495 shares of the Company's Common Stock. The 1996 bonus for Mr. Dal Porto included $35,000 in cash and $50,000 in deferred compensation to be paid by the Company only upon the exercise of stock options to purchase 11,468 shares of the Company's Common Stock. The 1996 bonus for Ms. Arnold included $8,000 in cash and $15,000 in deferred compensation to be paid by the Company only upon the exercise of stock options to purchase 3,440 shares of the Company's Common Stock. The 1995 bonus for Mr. Earhart included $40,000 in cash and $40,000 in deferred compensation to be paid by the Company only upon the exercise of stock options to purchase 9,174 shares of the Company's Common Stock. The 1994 bonus for Mr. Earhart consisted of $40,000 in deferred compensation to be paid by the Company only upon the exercise of stock options to purchase 17,778 shares of the Company's Common Stock.

(b) Accrued vacation paid in the 1996, 1995 and 1994 calendar years.

(c) Terms and conditions of employment of Mr. Earhart and Mr. Dal Porto are outlined in Employment Agreements they have with the Company which are described elsewhere herein under the caption "Certain Other Transactions".

     The following table shows information regarding stock options granted to the named executive officers during fiscal year 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                            INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------------------------
                                  NUMBER OF        % OF TOTAL                      MARKET
                                  SECURITIES        OPTIONS                       PRICE PER
                                  UNDERLYING       GRANTED TO       EXERCISE      SHARE ON
                                   OPTIONS         EMPLOYEES         OR BASE       DATE OF
                                   GRANTED       IN FISCAL YEAR       PRICE         GRANT       EXPIRATION
              NAME                   (#)              1996          ($/SHARE)     ($/SHARE)        DATE
--------------------------------  ----------     --------------     ---------     ---------     ----------
Donald M. Earhart...............    225,000(a)        42.5%           $4.36         $5.13       12/30/2005
James J. Dal Porto..............    110,000(b)        20.8%           $4.36         $5.13       12/30/2000
Gayle L. Arnold.................     30,000(b)         5.7%           $4.36         $5.13       12/30/2000

---------------
(a) All options are immediately vested and exercisable upon the date of grant.

(b) These options vest 20% after one year from the date of grant, and the remainder on a pro rata daily basis over the next four years. All options become immediately exercisable upon the disposition of all or substantially all of the Company's assets or capital stock.

     The following table shows certain information concerning stock option exercises by named executive officers during fiscal year 1996 and the value of options held by such executives at 1996 year end.

        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                                              VALUE OF UNEXERCISED
                                                            NUMBER OF SECURITIES              IN-THE-MONEY OPTIONS
                                                           UNDERLYING UNEXERCISED              AT FISCAL YEAR END
                             SHARES                          OPTIONS AT YEAR END          -----------------------------
                            ACQUIRED       $ VALUE      -----------------------------         (A)              (A)
                           ON EXERCISE     REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
          NAME                 (#)           ($)            (#)              (#)              ($)              ($)
-------------------------  -----------     --------     -----------     -------------     -----------     -------------
Donald M. Earhart........          0             0       1,024,429          61,881        $ 2,908,835       $ 292,883
James J. Dal Porto.......     43,000        86,750         110,650         217,818            329,549         408,226
Gayle L. Arnold..........      7,000        22,596          29,633          46,807             88,918         107,078

---------------
(a) Value of unexercised options is based on the Nasdaq last sale price on December 31, 1996 ($5.44 per share).

CERTAIN OTHER TRANSACTIONS

     Donald Earhart joined the Company in June 1990 as the President and Chief Operating Officer. Mr. Earhart became the Chief Executive Officer of the Company in July 1990 and Chairman of the Board in March 1991. Upon the commencement of his employment, Mr. Earhart entered into a written Employment Agreement with the Company for a four (4) year term pursuant to which he will serve as a Chief Executive Officer of the Company for a minimum base salary of $200,000 per annum, subject to adjustment upward by the Board of Directors, plus a bonus to be determined annually by the Board based upon attainment of goals set by the Board. Under the Employment Agreement, Mr. Earhart is entitled to a severance payment equal to two (2) times his annual salary plus the previous year's bonus if the employment is terminated by the Company without cause, or if the employment is terminated by the employee for good reason after a change of control with respect to the Company. Mr. Earhart was granted fully vested options to purchase 120,000 shares of the Company's Common Stock at an exercise price of $2.20 per share, expiring October 24, 2001, at the time his employment commenced. All option grants to Mr. Earhart from the commencement of his employment to the end of the 1996 fiscal year are included in the Summary Compensation Table and Aggregated Option Exercise Table above. The specific options granted in the 1996 fiscal year are indicated in the above Option Grant Table. Mr. Earhart is entitled to register the shares underlying the options under the

Securities Act of 1933, at the expense of the Company. The Agreement is renewable annually at the discretion of the Board of Directors.

     In September 1996, Mr. Dal Porto entered into a written employment agreement with the Company whereby he is entitled to a severance payment equal to one (1) times his annual salary plus immediate vesting of all stock options granted up to the time of termination if the employment is terminated by the Company without cause, or if he is asked to accept a significant change in job responsibility, relocate or accept a reduction in salary and/or benefits. In the event of a change in control of the Company, as defined, the Company agrees to employ Mr. Dal Porto for a period of one year after the change in control or pay him in lieu of employment for the same compensation including incentive compensation and all benefits.

                                    AUDITORS

     The firm of Deloitte & Touche has served as the Company's independent public accountants for the calendar year ended December 31, 1996 and has been selected to serve for the fiscal year ended December 31, 1997. A representative of Deloitte & Touche is expected to be present at the Annual Meeting, at which time such representative will be given an opportunity to make a statement, if desired, and to respond to appropriate shareholder questions.

                                 ANNUAL REPORTS

     The Company's Annual Report for the calendar year ended December 31, 1996, including audited financial statements, is being mailed to shareholders along with this Proxy Statement. In addition, the Company has filed an Annual Report on Form 10-K for its calendar year ended December 31, 1996 with the Securities and Exchange Commission. SHAREHOLDERS MAY OBTAIN A COPY OF THE FORM 10-K ANNUAL REPORT INCLUDING FINANCIAL STATEMENTS, WITHOUT CHARGE, BY WRITING THE COMPANY AT THE ADDRESS LISTED ABOVE.

                                 OTHER BUSINESS

     At the time of the preparation of this Proxy Statement, the Company's Board of Directors had not been informed of any other matters which would be presented for action at the Annual Meeting. If any other matters are properly presented, the persons named in the accompanying form of Proxy will vote or refrain from voting in accordance with their best judgment.

                           1998 SHAREHOLDER PROPOSALS

     Shareholders who wish to include proposals for action at the Company's 1998 Annual Meeting of Shareholders in next year's proxy statement and proxy card must cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than December 3, 1997. Such proposals should be addressed to the Company's Secretary, and may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Commission.

     Shareholders who do not present proposals for inclusion in the Proxy Statement but who still intend to submit a proposal at the 1998 Annual Meeting must, in accordance with the Company's Bylaws, provide timely written notice of the matter to the Secretary of the Company. To be timely, a shareholder's written notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more then 90 days prior to the Annual Meeting as originally scheduled. If less than 70 days notice or prior public disclosure of the date of the scheduled Annual Meeting is given, then notice of the proposed business matter must be received by the Secretary not later than the close of business on the tenth day following the day on which such notice of the date of the scheduled Annual Meeting was mailed or the day on which such public disclosure was made, whichever first occurs. Any notice to the Secretary must include as to each matter the shareholder proposes to bring before the meeting: (i) a brief description of the proposal desired to be brought before the Annual Meeting and the reasons for conducting such business at the

Annual Meeting; (ii) the name and record address of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal; (iii) the class and number of shares of the Company's stock which are beneficially owned by the shareholder and (iv) any financial interest of the shareholder in such proposal.

                                          By Order of the Board of Directors

                                          DONALD M. EARHART
                                          Chief Executive Officer
Dated: April 1, 1997

                               I-FLOW CORPORATION

                     PROXY SOLICITED BY BOARD OF DIRECTORS

        The undersigned hereby appoints Donald M. Earhart and James J. Dal Porto, and each of them, as Proxies, each with full power to appoint such Proxy's substitute, and hereby authorizes them to represent and vote as designated below all the shares of Common Stock of I-Flow Corporation held of record by the undersigned on March 28, 1997 at the Annual Meeting of Shareholders to be held on May 14, 1997, and at any adjournments or postponements thereof.

                   (Please sign and date on the reverse side)

                                                             [SEE REVERSE SIDE]

     Please mark your
[X]  votes as in this
     example


Management recommends that you vote FOR all nominees for director listed below.

1.  Election of       FOR  All nominees     WITHHOLD AUTHORITY
    Directors:        [ ]  listed below        [ ]   To vote for all
                           (except as                nominees
                           indicated to              listed below.
                           the contrary
                           below).

Nominees:  Donald M. Earhart         Dr. John H. Abeles    Dr. Henry T. Tai
           Joel S. Kanter            Jack H. Halperin      Erik H. Loudon
           Charles C. McGettigan     James J. Dal Porto

INSTRUCTIONS: To withhold authority to vote for any individual nominee, line through the nominee's name.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or adjournment or postponements thereof.

    This proxy will be voted as directed. If no direction is made, this Proxy will be voted FOR the election of the eight director nominees set forth in the accompanying Proxy Statement.

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.


Date:        , 1997  SIGNATURE(S)
     --------                     ---------------------------- -----------------
                                                                  (Shares of
                                                                 Common Stock)

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or authorized officer. If a partnership, limited liability company or other entity, please sign entity's full name by authorized person.